EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcia D. Alazraki, a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
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IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Marcia D. Alazraki
Marcia D. Alazraki Member, Board of Directors
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robin A. Bienfait, a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
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IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Robin A. Bienfait
Robin A. Bienfait
Member, Board of Directors
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
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IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ André R. Desmarais
André R. Desmarais Member, Board of Directors
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stuart Z. Katz, a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Stuart Z. Katz
Stuart Z. Katz
Member, Board of Directors
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christine Moritz, President and Chief Executive Officer of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Christine Moritz
Christine Moritz
President and Chief Executive Officer
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, Chairman of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ R. Jeffrey Orr
R. Jeffrey Orr
Chairman of the Board
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kara Roe, Chief Financial Officer of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Kara Roe
Kara Roe
Chief Financial Officer
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr. Member, Board of Directors
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Jerome J. Selitto
Jerome J. Selitto
Member, Board of Directors
Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Empower Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, John Nielands, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Empower Life & Annuity Insurance Company of New York